EXHIBIT 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 17 to Registration Statement No. 33-28248 on Form N-1A of our report dated August 10, 2001 appearing in the June 30, 2001 Annual Report of Merrill Lynch Developing Capital Markets Fund, Inc., and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is part of such Registration Statement.

/s/ Deloitte & Touche LLP

New York, New York October 19, 2001